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                                                                   EXHIBIT 3.i.6

                               I HEREBY CERTIFY THAT THIS IS A COPY
                                            OF A DOCUMENT FILED WITH THE
                                            REGISTRAR OF COMPANIES ON
                                            FEB 20, 1987, 19

                                            /s/ ROBERTA J. LOWDEN
                                            ------------------------------------
                                            DEPUTY REGISTRAR OF COMPANIES
                                            FOR THE PROVINCE OF BRITISH COLUMBIA



                                     [LOGO]

                          PROVINCE OF BRITISH COLUMBIA

                                    --------

                                    FORM 21
                                 (Section 371)

                                    --------

                                  COMPANY ACT

                                    --------

                               SPECIAL RESOLUTION

     The following special resolution* was passed by the undermentioned company on the date stated:

Name of company  S.M.M. ENTERPRISES LTD.
                ---------------------------------------------------------------

Date resolution passed  October 3, 1986
                       --------------------------------------------------------

Resolution (dagger)


"RESOLVED, as Special Resolutions, that:

1. the name of the Company be changed from S.M.M. ENTERPRISES LTD. to ACUVISION SYSTEMS INC.

2.    Item 1 of the Memorandum of the Company be changed to read:

      The name of the Company is "ACUVISION SYSTEMS INC."

3. the Memorandum as altered by these resolutions be in the form attached hereto and marked Schedule "A", so that the Memorandum as altered shall at the time of filing comply with the Company Act."

[RECEIVED MAR 2, 1987]                                    [RECEIVED MAR 2, 1987]

               Certified a true copy the 6th day of October, 1986


                                    (Signature) /s/ MICHAEL L. DUMOULIN
                                               ---------------------------------

                                                        Solicitor
                                    --------------------------------------------
                                               (Relationship to company)

-------------
* See section 1(1) for definition of "special resolution".
(dagger) Insert text of special resolution.

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                                  SCHEDULE "A"

                                   MEMORANDUM

           (As altered by Special Resolutions dated October 3, 1986.)

                                       OF

                             ACUVISION SYSTEMS INC.

1.      The name of the Company is "ACUVISION SYSTEMS INC."

2. The authorized capital of the Company consists of TEN MILLION (10,000,000) common shares without par value.